Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events
Subsequent Events

Note 22. Subsequent Events

We adopted the provisions of ASU 2015‑03, Simplifying the Presentation of Debt and Issuance Costs, as of January 1, 2016. Net debt issuance costs have been reclassified as a direct reduction from the carrying amounts of our long‑term debt in the accompanying consolidated balance sheets as of December 31, 2015 and 2014 and in the schedule of long‑term debt in Note 9.

On May 13, 2016, we effected a 6.1 ‑for‑1 stock split of all outstanding shares of our common stock. All share, option, and per share information presented in the accompanying consolidated financial statements have been adjusted to reflect the stock split on a retroactive basis for all periods presented and all share information is rounded up to the nearest whole share after reflecting the stock split.